UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

FTAC ATHENA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40096	98-1566664
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FTAAU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	FTAA	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTAAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Election of Directors.

On February 16, 2022, the Board of Directors (the “Board”) of FTAC Athena Acquisition Corp. (the “Company”) increased the size of the Board to six directors and appointed Candice N. Bednar to serve as a director of the Company effective immediately. Ms. Bednar will serve on the Audit Committee of the Board, which committee will then be comprised entirely of independent directors. Ms. Bednar will be entitled to receive the same compensation for service as an independent director as is currently provided to the other independent directors serving on the Board.

The Board determined that Ms. Bednar is an “independent director” as defined by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and by the rules of the Nasdaq Stock Market rules. There are no arrangements or understandings between Ms. Bednar and any other person pursuant to which she was selected as a director, nor are there any transactions, or proposed transactions, to which the Company was or is to be a party and in which Ms. Bednar had or will have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K, nor are there any family relationships among Ms. Bednar and any other directors or officers of the Company.

Additional Information About the Transactions and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement in connection with the Business Combination Agreement (the “Business Combination Agreement”) by and between the Company and Pico Quantitative Trading Holdings LLC (“Pico”), pursuant to which, among other things, the Company will acquire certain interests in Pico, which will become jointly owned by the Company and the existing members of Pico and following the closing of the transactions contemplated by the Business Combination Agreement will serve as the Company’s operating partnership as part of an Up-C structure (the transactions contemplated by the Business Combination Agreement, the “Transactions”). Transactions and will mail a definitive proxy statement and other relevant documents to its shareholders. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its extraordinary general meeting to be held to approve the Transactions, as these materials will contain important information about the Company, Pico and the Transactions. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Transactions. Shareholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about the Company, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FTAC Athena Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: Amanda Abrams.

Participants in Solicitation

The Company, Pico and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of the Company’s shareholders with respect to the approval of the Transactions. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s final prospectus relating to its initial public offering, which was filed with the SEC on February 24, 2021. Additional information regarding the participants in the proxy solicitation, including Pico’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement for the Transactions when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transactions and Where to Find It.”

In connection with the Transactions, at any time prior to the extraordinary general meeting to approve the Transactions, certain existing Company shareholders, which may include certain of the Company’s officers, directors and other affiliates, may enter into transactions with shareholders and other persons with respect to the Company’s securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Transactions. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These shareholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, Pico or their respective securities.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", “could”, “continue”, "expect", "estimate", “may”, "plan", "outlook", “future” and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to the Company’s or Pico’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Transactions; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Pico’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or Pico’s management’s current expectations and beliefs, as applicable, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Pico’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to complete the Transactions due to the failure to obtain approval of the shareholders of the Company or other conditions to closing in the Business Combination Agreement; (3) the ability of the public entity to meet Nasdaq’s listing standards following the Transactions; (4) the inability to complete the PIPE Investment; (5) the risk that the proposed transaction disrupts current plans and operations of Pico as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and agents and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the business combination; (9) the possibility that Pico may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Pico or any of their respective directors or officers, following the announcement of the potential transaction; and (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s final prospectus for its initial public offering, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Company’s proxy statement when available. New risks and uncertainties arise from time to time, and it is impossible for the Company or Pico to predict these events or how they may affect either party. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Pico undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute a solicitation of a proxy, an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2022	FTAC ATHENA ACQUISITION CORP.

	By:	/s/ Amanda Abrams
	Name:	Amanda Abrams
	Title:	President and Chief Executive Officer

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